Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

EXHIBIT 10.54

Special Business Provisions
MS-65530-0016
Amendment No. 23
MEMORANDUM OF AGREEMENT
between
THE BOEING COMPANY
and
Spirit AeroSystems, Inc.

Amendment 23
737 MAX 9 INitial and CIW Line [*****] Tooling Incentive Agreement
This 737 MAX [*****] Tooling and Tooling Incentive Price Agreement associated with the MAX9 Fuselage, Propulsion, and Wing statements of work and the Composite Inner Wall Line [*****] statements of work is made as of the date of the last signature below (the “Effective Date”) by and between The Boeing Company, a Delaware corporation (“Boeing”), and Spirit AeroSystems, Inc., a Delaware corporation (“Spirit”). Hereinafter, (“the Parties”).
RECITALS

A.
Boeing and Spirit are Parties to the Administrative Agreement (AA) AA-65530-0010, General Terms Agreements (GTA) BCA-65530-0016, Special Business Provisions (SBP) MS-65530-0016, and SBP Attachment 27 (“ also referenced as MOA”) together with all Amendments thereto respectively; collectively the “Supply Contract”.

B.	Boeing and Spirit entered into agreement Amendment 22 to the SBP, pursuant to section 6.4 of SBP Attachment 27 concerning the 737-9 Initial Tooling [*****] and 737-9 Initial Tooling incentive payment.

C.
Boeing and Spirit entered into agreement Amendment 22 to the SBP, pursuant to section 6.4 of SBP Attachment 27 concerning the 737 CIW Line [*****] Tooling [*****] and 737 CIW Line [*****] Tooling incentive payment.

D.	Boeing and Spirit seek to implement the adjusted [*****] and incentive payment terms associated with 737-9 MAX Initial Tooling and 737 CIW Line [*****] Tooling as an amendment into SBP Attachment 27.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Price Agreement:

a.
Incurred Costs: The incurred costs as noted below are [*****]. The costs for each tool including the incentive will be entered into the Certified Tool Tracking Log (“CTOL”) System upon acceptance of all Certified Tool Lists (hereinafter, “CTL”) as described in section 6.4.1 of SBP Attachment 27.

Spirit Incurred tooling costs

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

737-9 Initial Tools        [*****]
737 CIW line [*****] Tools    [*****]
Total Incurred costs        [*****]

b.	Spirit has submitted all CTL’s associated with each of the [*****] amounts established in SBP amendment 22 Attachment 27 and has met the incentive payment requirements set forth in § 6.4.1 and 6.4.2.

c.
Due to an overpayment processed for 737-9 initial tools the Incentive amount as agreed in SBP amendment 22 Attachment 27 section 6.4.3 is subject to the adjustments noted in the table below. Boeing and Spirit agree to adjusted incentive payment of [*****].

End item	Incentive Price Agreement	Overpayment	Adjusted Incentive Agreement	Purchase Order #
737-9 Initial Tooling Incentive	[*****]	[*****]	[*****]	xxxx
737 CIW Line [*****] Tooling Incentive	[*****]	[*****]	[*****]	xxxx

d.
Spirit has a balance to go to complete the invoicing for the 737 CIW line [*****] tools of [*****]. These have been accrued in [*****]. Any costs incurred by Spirit beyond this amount will be subject to Section G, subsection IV below.

e.
Invoicing for the incentive payments described in part c. shall be submitted pursuant to the terms of SBP Attachment 27, section 6.1.2. The Parties agree that Spirit will submit an invoice in [*****] for the total incentive amount of [*****] with the following payment terms:

•	[*****]%, of Baseline or Maximum incentive payment (as applicable), to be paid in [*****], net [*****] days after invoice

•	[*****]% of Baseline of Maximum incentive payment (as applicable), to be paid in [*****], net [*****] days after invoice
Timing of payments as follows:

Timing of Payments	Description	Incentive Amount to be paid
[*****]	[*****]% of 737-9 Initial Tooling Incentive (Reconciled per section c)	[*****]
	[*****]% of 737 CIW Line [*****] Tooling Incentive	[*****]
[*****]	[*****]% of 737-9 Initial Tooling Incentive	[*****]
	[*****]% of 737 CIW Line [*****] Tooling Incentive	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

f.
Boeing shall update and release Purchase Orders pursuant to SBP Attachment 27 section 6.3 upon completion of all CTL’s submitted and approved. The final incentive payment amount will be [*****] and noted on the final CTL list attached.

g.	Boeing and Spirit agree to the following provisions:

I.	Spirit shall provide written notification of Final Certified Tool List (CTL) submittal for 737-9 initial tools and 737 CIW line [*****] tools.

II.	The final tool list will not be revised and no further Certified Tool Lists (CTL’s) will be accepted under the terms of this Agreement and the Incentive settlement payment will not be impacted.

III.	All 737-9 initial tools and incentive payments are closed. Spirit will not invoice or assert for 737-9 initial tools to Boeing after this agreement is executed (signed) by the Parties below.

IV.
All 737 CIW Line [*****] tools and incentive payments are closed. All costs are complete per section d of the price agreement above. The current estimated payment date is [*****]. Spirit will not invoice or assert for 737 CIW Line [*****] tools to Boeing after this agreement is executed (signed) by the Parties below.

V.	If additional 737-9 initial tooling or 737 CIW Line [*****] tooling is needed, Spirit will submit a [*****] CTL for these tools.

VI.
If Part discrepancies are found to be the result of a defective initial tool identified in Exhibit 1 of Amendment 22 (also attached to this exhibit), fabricated or procured by Spirit, then Spirit will rework or replace any tools identified in Exhibit C1 [*****] and Spirit will submit a [*****] CTL.

VII.	Any changes to the 737-9 Initial Tooling or 737 CIW Line [*****] tooling, post ATC, will be in accordance with the sustaining contract, SBP MS-65530-0016.

VIII.
Boeing driven changes to 737-9 Initial Tooling or 737 CIW Line [*****] Tooling prior to 737-9 ATC, not driven by part defects resulting from Spirit tooling list attached to Amendment 22, Tooling rework/ additions are "Rate" Tooling. Adjustments to the 737-9 Rate Tooling [*****] will be made or inclusion on the future agreement for the 737 CIW Rate Tooling [*****] will be completed.

Amendment: SBP Attachment 27 is hereby amended as follows:

a.	Section 6.3 of SBP Attachment 27 is updated to reference incentive payments for 737-9 initial tools and CIW line [*****] tools.
737-9 Initial Tool 2016 Incentive Payment PO XXXXXX item XX
737 CIW line [*****] 2016 Tool Incentive Payment PO XXXXXX item XX

737-9 Initial Tool 2017 Incentive Payment PO XXXXXX item XX
737 CIW line [*****] 2017 Incentive Payment PO XXXXXX item XX

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

This Agreement is executed by the signatories for the Parties below. Any changes to the executed Agreement may only be revised by written mutual agreement of the Parties.

THE BOEING COMPANY    SPIRIT AEROSYSTEMS INC.

/s/ David J. Blaylock        /s/ Eric S. Bossler
David J. Blaylock        Eric S. Bossler
Procurement Agent        Contracts Manager
Date: December 16, 2016    Date: December 15, 2016